UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2012

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2600, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On December 28, 2012, Triangle Petroleum Corporation (the “Company”) entered into a Purchase and Sale Agreement to purchase from DCF Partners, L.P., a Delaware limited partnership (“DCF”), 3,500,000 Series A Units of RockPile Energy Services, LLC (“RockPile”), which was a 83.33% held pressure pumping subsidiary of the Company prior to entering into the Purchase and Sale Agreement.  The Company purchased the 3,500,000 Series A Units of RockPile in return for the issuance to DCF of 1,900,000 shares of the Company’s common stock and $609,000 in cash.  The shares of the Company’s common stock issued upon closing the Purchase and Sale Agreement were issued as restricted securities with an obligation by the Company to file with the Securities and Exchange Commission (“SEC”) within sixty days of closing a Form S-3 registration statement registering the resale of such shares.

The above summary is qualified in its entirety by reference to the Purchase and Sale Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

The Company’s management would like to thank David Floren, a principal at DCF and a former member of the RockPile Board of Managers, for all of his hard work and support at RockPile.  The Company looks forward to Mr. Floren’s continued support as a stockholder of the Company.

Item 3.02              Unregistered Sales of Equity Securities.

The information in Item 1.01 above is incorporated herein by reference.

Concurrently with the closing of the purchase from DCF of 3,500,000 Series A Units of RockPile, the Company closed a second Purchase and Sale Agreement with SourceRock, L.L.C., a Louisiana limited liability company (“SourceRock”), to purchase 500,000 Series A Units of RockPile in return for the issuance of 285,715 shares of the Company’s common stock, which were issued as restricted securities with an obligation by the Company to file with the SEC within sixty days of closing a Form S-3 registration statement registering the resale of such shares.

The shares of the Company’s common stock issued to DCF and SourceRock pursuant to the Purchase and Sale Agreements were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act.  The shares of common stock may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

Following the closings of the Purchase and Sale Agreements with DCF and SourceRock, the Company became the sole holder of RockPile Series A Units.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1                              Purchase and Sale Agreement, dated December 28, 2012, between Triangle Petroleum Corporation and DCF Partners, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2013	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Jonathan Samuels
Jonathan Samuels
President and Chief Executive Officer

Index to Exhibits

Exhibit Number	Description

Exhibit 10.1*	Purchase and Sale Agreement, dated December 28, 2012, between Triangle Petroleum Corporation and DCF Partners, L.P.

* Filed herewith.